FIFTH  AMENDMENT (this  "Amendment"),  dated as of January 28,
2000, to the Revolving Credit Agreement (as amended and modified to the date hereof, the "Revolving Credit Agreement"), dated as of January 25, 1994, between The Talbots, Inc. (the "Borrower"), and The Sakura Bank, Limited, New York Branch (the "Bank").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the parties hereto are parties to the Revolving Credit Agreement;

                  WHEREAS, by letter dated December 20, 1999, the Borrower has requested, pursuant to Section 14(j)(i) of the Credit Agreement, that the Revolving Credit Period be extended for one year so that it expires on January 28, 2002;

                  WHEREAS, the Bank is willing to agree to such an extension of the Revolving Credit Period subject to the Borrower's agreement to the amendment to the Credit Agreement provided for herein;

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Unless otherwise indicated, capitalized terms used herein and defined in the Revolving Credit Agreement shall have the respective meanings ascribed thereto in the Revolving Credit Agreement.

                                   ARTICLE II

                      EXTENSION OF REVOLVING CREDIT PERIOD

                  The Bank hereby notifies the Borrower of its acceptance of the Borrower's request to extend the expiration date of the Revolving Credit Period to January 28, 2002. In accordance with Section 14(j)(iii) of the Credit Agreement, the Revolving Credit Period is extended to such date.

                                   ARTICLE III

                                    AMENDMENT

                  Effective on the Amendment Date (as defined in Section 4.01), the last sentence of Section 5(a) shall be amended by replacing the words "five-eighths of one percent (0.625%)" with the words "three-quarters of one percent (0.75%)".

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. The Borrower represents and warrants to the Bank as follows:

                  (a) the Borrower is a company incorporated with limited liability duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to make and perform this Amendment, and to perform the Revolving Credit Agreement as amended hereby, and any of the certificates, instruments or agreements herein or therein referred to insofar as they pertain to the Borrower and has taken all necessary corporate actions to authorize the execution, delivery and performance of this Amendment and all of the aforesaid documents;

                  (b) each officer or attorney-in-fact of the Borrower who has executed and delivered this Amendment and the documents referred to in paragraph
(a) above was duly authorized to execute and deliver the same on behalf of the Borrower;

                  (c) this Amendment has been duly executed and delivered by the Borrower and this Amendment, and the Revolving Credit Agreement as amended hereby, each constitute legal, valid and binding obligations of the Borrower enforceable in accordance with its terms (subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles);

                  (d) neither the execution nor delivery of this Amendment, nor the transactions herein contemplated, nor compliance with the terms, conditions and stipulations hereof, nor performance or observance of the terms and conditions of the Revolving Credit Agreement as amended hereby, will:

                           (i) contravene any provision of any law, statute, decree, rule or regulation to which the Borrower is subject, or any judgment, decree, franchise, order or permit applicable to either of them; or

                           (ii) conflict, or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation of imposition of any lien, security interest, charge or encumbrance upon any of the property or assets of the Borrower, pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument, to which the Borrower is a party or subject, or by which the Borrower or its assets may be bound; or

                           (iii) cause any limit or restriction on the borrowings or chargings of the Borrower, or any other limitation or restriction on the Borrower (whether imposed by statute, regulation, agreement, or otherwise) to be exceeded or contravened; or

                           (iv) violate any provision of the Certificate of Incorporation or By-Laws of the Borrower;

                  (e) the Borrower has received or obtained every authorization, consent and approval of, or exemption by, any governmental or public body or authority required to authorize, or required in connection with, the execution, delivery and performance of this Amendment or the taking of any action hereby contemplated, or the performance of the Revolving Credit Agreement as amended hereby, and every such authorization, consent and approval, or execution is in full force and effect;

                  (f) it is not necessary under the laws of Japan, the United States of America or any political sub-division or authority thereof or therein in order to ensure the validity, effectiveness and enforceability of this Agreement, and the Revolving Credit Agreement as amended hereby, as against all persons and to make the same enforceable and admissible in evidence in the courts of competent jurisdiction in Japan, the United States of America or any political sub-division or authority thereof or therein, that this Agreement or any other instrument relating thereto be filed, registered or recorded in any public office or elsewhere in any manner.

                                    ARTICLE V

                                  MISCELLANEOUS

                  SECTION 5.01. Amendment Date. This Amendment shall become effective as of the date first written above (the "Amendment Date").

                  SECTION 5.02. References. Commencing on the Amendment Date each reference to the Revolving Credit Agreement contained in the Revolving Credit Agreement and in any related documents shall be deemed to refer to the Revolving Credit Agreement as amended hereby.

                  SECTION 5.03. Effectiveness of Revolving Credit Agreement. Except as expressly amended hereby, the Revolving Credit Agreement shall remain unmodified and in full force and effect.

                  SECTION 5.04. Expenses. The Borrower agrees to pay on demand all out-of-pocket costs and expenses incurred by the Bank in connection with the administration, modification and amendment of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under this Amendment, and all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

                  SECTION 5.05. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  SECTION 5.06. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 5.07. Titles and Headings. The titles and headings of sections of this Amendment are intended for convenience only and shall not in any way affect the meaning or construction of any provisions of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  THE TALBOTS, INC.


                                  By: EDWARD L. LARSEN
                                      ----------------
                                  Name:    Edward L. Larsen
                                  Title:   Senior Vice President, Finance
                                           Treasurer and Chief Financial Officer


                                  THE SAKURA BANK, LIMITED, NEW YORK BRANCH


                                  By: TOMOYUKI KAWAI
                                      --------------
                                  Name:    Tomoyuki Kawai
                                  Title:   Senior Vice President